UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 30, 2026

PFIZER INC.
(Exact name of registrant as specified in its charter)

Delaware	1-3619	13-5315170
(State or other	(Commission File	(I.R.S. Employer
jurisdiction of	Number)	Identification No.)
incorporation)

66 Hudson Boulevard East		10001-2192
New York,	New York	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(212) 733-2323

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.05 par value	PFE	New York Stock Exchange
1.000% Notes due 2027	PFE/27	New York Stock Exchange
2.875% Notes due 2029	PFE/29	New York Stock Exchange
3.250% Notes due 2032	PFE/32	New York Stock Exchange
3.875% Notes due 2037	PFE/37A	New York Stock Exchange
4.250% Notes due 2045	PFE/45	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 3, 2026, Pfizer Inc. (the “Company”) announced that the Board of Directors of the Company unanimously elected Cecile Guegan to serve as Chief Financial Officer, Executive Vice President of the Company, effective November 1, 2026 (the “Effective Date”). As reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 18, 2026, Ms. Guegan, 55, was previously appointed as the Company’s Interim Chief Financial Officer, effective August 16, 2026. Ms. Guegan has more than 25 years of global finance leadership in the pharmaceutical industry. She joined Pfizer in connection with its 2009 acquisition of Wyeth, where she had served as chief financial officer supporting the Asia Pacific and EMEA/Canada businesses. At Pfizer, she has held successive finance leadership roles across Oncology, Research and Development, and the Global Biopharmaceuticals Group. Immediately before her appointment as Interim Chief Financial Officer, she served as Senior Vice President of Finance for Pfizer’s Global Biopharmaceuticals business since 2022 and Vice President, Finance, Research & Development and Business Office from 2020 to 2022. Ms. Guegan holds a master’s degree in Management (Audit and Finance) from the Graduate School of Management of Brest, France, and a bachelor’s degree in Accounting (French DECF).

In connection with Ms. Guegan’s election, the Compensation Committee of the Board of Directors of the Company unanimously approved the following compensation arrangements for Ms. Guegan as of the Effective Date: (1) an annual base salary of $1,300,000; and (2) an annual target cash incentive opportunity of $1,300,000, which represents 100% of her annual base salary, which will be determined based on the salary paid during the year.

A copy of the Company’s press release announcing Ms. Guegan’s appointment is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits
Exhibit Number	Exhibit Description

99.1	Press Release of Pfizer Inc. dated November 3, 2026
104	Cover Page Interactive Data File--the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PFIZER INC.

Dated: November 3, 2026	By:	/s/ Margaret M. Madden
Margaret M. Madden
Senior Vice President and Corporate Secretary
Chief Governance Counsel